EXHIBIT 32.1
CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with this quarterly report on Form 10-Q of Tennessee Valley Financial Holdings, Inc., I, Thomas E. Tuck, President  and Chief  Executive Officer of Tennessee Valley Financial  Holdings,  Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the report fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)    the information  contained in the Report fairly  presents,  in all material respects,  the  financial  condition  and  results  of  operations  of  the Tennessee Valley Financial Holdings, Inc.

This Certification is signed on September 11, 2008.

/s/ Thomas E. Tuck
Thomas E. Tuck
President and Chief Executive Officer